UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 10, 2013

Quest Diagnostics Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of Incorporation)

001-12215	16-1387862
(Commission File Number)	(I.R.S. Employer Identification No.)

Three Giralda Farms Madison, NJ 07940	07940
(Address of principal executive offices)	(Zip Code)

(973) 520-2700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 10, 2013, the Board of Directors of Quest Diagnostics Incorporated (the "Company") amended Section 4.01 and Article VI of the Company's Amended and Restated By-laws (the “By-laws”).

The amendment to Section 4.01 enables the President to authorize employees to sign deeds, documents, transfers, contracts, agreements and other instruments requiring execution by the Company.

The amendment to Article VI adds new Section 6.03, designating the Delaware Court of Chancery as the exclusive forum in which the Company’s stockholders may bring certain lawsuits, identified in Section 6.03, concerning the Company.

This summary is qualified by the By-Laws filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

d.	Exhibit	Description
	3.1	Amended and Restated By-Laws of Quest Diagnostics Incorporated, as amended effective October 10, 2013.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

October 15, 2013

QUEST DIAGNOSTICS INCORPORATED

By:     /s/ William J. O’Shaughnessy, Jr.
William J. O’Shaughnessy, Jr.
Assistant General Counsel and Secretary

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